EXHIBIT 10.1(s)(2)
Amendment No. 1
To the Sensient Technologies Corporation
Amended and Restated Supplemental Executive Retirement Plan A
(Effective as of January 1, 2005)
     WHEREAS, Sensient Technologies Corporation (the “Company”) maintains the Sensient Technologies Corporation Supplemental Executive Retirement Plan A, effective as of January 1, 2005 (the “Plan”)                                          for (the “Executive”);
     WHEREAS, the Company desires to increase the percentage applied in determining Executive’s benefits under the Plan;
     NOW THEREFORE, Sections 3A; 3C 1, 2 and 3; and 12A 3 and 4 of the Plan are hereby amended, effective as of                     , 20__, by deleting the figure of ___% and replacing it with ___%.
     IN WITNESS WHEREOF, this Amendment is duly executed this                      day of                     , 20__.

SENSIENT TECHNOLOGIES CORPORATION

By:

ATTEST:

EXHIBIT 10.1(t)(2)
Amendment No. 1
To the Sensient Technologies Corporation
Amended and Restated Supplemental Executive Retirement Plan B
(Effective as of January 1, 2005)
     WHEREAS, Sensient Technologies Corporation (the “Company”) maintains the Sensient Technologies Corporation Supplemental Executive Retirement Plan B, effective as of January 1, 2005 (the “Plan”) for                                          (the “Executive”);
     WHEREAS, the Company desires to increase the percentage applied in determining Executive’s benefits under the Plan;
     NOW THEREFORE, Sections 4A; 4C 1, 2, 3 and 4; and 13A 3 and 4 of the Plan are hereby amended, effective as of                     , 20__, by deleting the figure of ___% and replacing it with ___%.
     IN WITNESS WHEREOF, this Amendment is duly executed this                      day of                     , 20__.

SENSIENT TECHNOLOGIES CORPORATION

By:

ATTEST: